Processa Pharmaceuticals

# *Next Generation Chemotherapy:*

## *Improved Treatment for More Patients*

David Young, Pharm.D., Ph.D.
President and CEO
Processa Pharmaceuticals, Inc
NASDAQ: PCSA

MedInvest Oncology Investor Conference
June 21, 2023



# Forward Looking Statement and Disclosures

Processa Pharmaceuticals

This presentation includes forward-looking statements based upon our current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones, and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of various risks and uncertainties, which include, without limitation: (i) our ability to raise additional money to fund our operations for at least the next 12 months as a going concern and need to raise additional capital to advance our product candidates and preclinical programs, including in light of current stock market conditions; risks related to our ability to successfully implement our strategic plans, including reliance on our lead product candidate; (ii) uncertainties associated with the clinical development and regulatory approval of product candidates, including in light of our recent and ongoing FDA communications; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) intellectual property risks; (vi) the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; reliance on collaborators; reliance on research and development partners; and (vii) risks related to cybersecurity and data privacy.

These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended or supplemented by our Quarterly Reports on Form 10-Q and in other filings that we have made and future filings we will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. We expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

# Present Chemotherapy vs. Expectations of Next Generation Chemotherapy

Processa Pharmaceuticals

| | Present Chemotherapy (Approx %) |
|---|---|
| Patients Presenting with Cancer Initially Treated with Chemo | 20% - 80% of Cancer Patient |
| ***Patients Experiencing Side Effects That Require Dose Reduction or Discontinuation*** | ***35% - 70% of Patients Treated*** |
| Patients Receiving Full Course Prescribed Chemo | 30% - 65% of Patients Treated |
| ***Patients Responding to Chemo*** | ***20% - 40% of Patients Treated*** |
| Patients Not Responding to Chemo | 60% - 80% of Patients Treated |

# Present Chemotherapy vs. Expectations of Next Generation Chemotherapy

Processa Pharmaceuticals

| | **Present Chemotherapy (Approx %)** | **Next Generation Chemotherapy (Expected %)** |
|---|---|---|
| Patients Presenting with Cancer Initially Treated with Chemo | 20% - 80% of Cancer Patient | Greater Than Present Chemo |
| ***Patients Experiencing Side Effects That Require Dose Reduction or Discontinuation*** | ***35% - 70% of Patients Treated*** | ***Less Than Present Chemo*** |
| Patients Receiving Full Course Prescribed Chemo | 30% - 65% of Patients Treated | Greater Than Present Chemo |
| ***Patients Responding to Chemo*** | ***20% - 40% of Patients Treated*** | ***Greater Than Present Chemo*** |
| Patients Not Responding to Chemo | 60% - 80% of Patients Treated | Less Than Present Chemo |

# Next Generation Chemotherapy Overview

Processa Pharmaceuticals

**Processa Solution**

- Develop Next Generation Chemotherapy (NGC) Drugs – Improving Cancer Exposure to ***Widely Used FDA Approved*** Cancer Killing Molecules with a ***Proven History of Therapeutic Success***
- Use Processa Regulatory Science Approach & FDA's Project Optimus Oncology Initiative to ***Define the Optimal Dosage Regimen (ODR)*** for Each NGC as Required by FDA
- NGCs create new opportunities to ***improve treatment and/or impact the side effect profile***

**Desired Outcome**

- Safer & More Effective Treatment
- ***Improved Likelihood of FDA-Approval in a Short Time***
- ***Significant Investment Upside with Low Risk***
- ***Differentiation from Existing Chemotherapy*** with the Same Active Molecules

# Investor Highlights

Processa Pharmaceuticals

- Clinical stage drug development company with 3 Next Generation Chemotherapy (NGC) drugs with a greater likelihood of FDA approval in ***a more efficient development program***
- ***Multiple NGC milestones*** achievable in 2023 and 2024
- ***Greater than $1.0B U.S.*** market potential for each NGC used across multiple types of cancer
- ***Potential to out-license or partner*** additional non-NGC drug candidates PCS12852 and PCS499
- Pro-forma ***cash of $10.7M at 1Q23 provides an operating runway into 2H24***

| Processa Pharmaceuticals (NASDAQ: PCSA) | |
|---|---|
| Stock Price (as of 6/12/23) | $0.73 |
| Shares Outstanding (as of 5/9/23) | 24.5M |
| Market Capitalization | $18M |
| FD Shares Outstanding | ~32M |
| Cash & Equivalents (pro-forma at 3/31/23) | $10.7M |
| Insider Ownership | 23% |

# Processa's NGCs Enhance Potential to Kill Cancer Cells

Processa Pharmaceuticals

**Unique Next Generation Oncology Drugs**

Alter Metabolism and/or Distribution of FDA-Approved Cancer Drugs or Their Active Metabolites While Maintaining Existing Mechanism of Killing Cancer


Improved Adverse Event Profile
Maintained or Improved Efficacy
Potentially Better/More Patient Response

# Optimizing Cancer Treatment

Processa Pharmaceuticals

## Processa Develops NGCs Using its Regulatory Science Approach andFDA's Project Optimus Oncology Initiative

- ***Optimal Dosage Regimen (ODR) creates a better balance between side effects and patient response*** with potentially
  - Fewer side effects
  - Greater effect on the cancer
  - More efficient development/approval process
- ODR approach is required by Project Optimus Initiative
- Processa Founders have developed their Regulatory Science Approach to drug development based on an extensive history of successful drug development with **>30 FDA approvals** for multiple indications since the early 1990s


FDA APPROVED
FDA
FDA APPROVED
FDA APPROVED
FDA APPROVED

## Regulatory Science Approach Utilizes Evaluation of the Exposure-Response Relationship Between Drug and Patient

Processa Pharmaceuticals

- ***Maximum Tolerated Dose (MTD)*** approach assumes the Optimal Dosage Regimen (***ODR***) is the ***MTD*** and the dose- or exposure-response relationships for toxicity and efficacy follow a similar pattern
- ***Project Optimus and Processa Regulatory Science*** approach determines the dose- or exposure–response relationships for toxicity and efficacy in order to determine the ***ODR***


50% MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure

or


50% MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure

# Case Study: NGC-Irin Dose-Response for Safety and Efficacy Differs from Irinotecan in Animal Cancer Models

Processa Pharmaceuticals


Irinotecan
Lower Dose than MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure of Irinotecan

Decreasing the dose of Irinotecan below MTD decreases the severity and/or number of adverse events AND ALSO decreases Irinotecan's ability to inhibit cancer


NGC-Irin
Lower Dose than MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure NGC-Irin

Decreasing the dose of NGC-Irin below MTD decreases the severity and/or number of adverse events but ***does NOT significantly change NGC-Irin's ability to inhibit cancer***

| Dose | Tumor Growth Inhibition (Efficacy) | |
|---|---|---|
| | Irinotecan | *NGC-Irin* |
| MTD | 85% | 100% |
| ½ MTD | 64% | 100% |
| ¼ MTD | 53% | 100% |

NASDAQ: PCSA

# Processa's Pipeline of Drugs

Processa Pharmaceuticals

| Next Generation Chemotherapies Improving Safety and Efficacy | | | | | | | |
|---|---|---|---|---|---|---|---|
| | | Development Stage | | | | | |
| **Drug** | **Cancer Indications** | **Preclin** | **Phase 1** | **Phase 2** | **Phase 1** | **IND** |
| **Next Generation Capecitabine (PCS6422)** | Hepatocellular, Pancreatic, Colorectal, Breast, Gastric, & Other Solid Tumor Cancers | | | Complete Phase 1B | | |
| **Next Generation Gemcitabine (PCS3117)** | Pancreatic, Gall Bladder, Non-Small Cell Lung, & Other Solid Tumor Cancers | | | Proj Opt Phase 2 Re-Analysis | | |
| **Next Generation Irinotecan (PCS11T)** | Pancreatic, Ovarian, Lung, Colorectal, Gastric, Cervical & Other Cancers | | Proj Opt Pre-Clin Re-Analysis | | | |

| Candidates for Out-Licensing, Partnering, or Other Monetizing Event | | | | | | |
|---|---|---|---|---|---|---|
| **PCS12852** | Moderate/Severe Gastroparesis & Other GI Motility Conditions | | | | | |
| **PCS499** | Ulcerative Necrobiosis Lipoidica (uNL), Side Effects Associated with Chemotherapy, Other | | | | | |

# Processa's Pipeline of Drugs

Processa Pharmaceuticals

## Next Generation Chemotherapies Improving Safety and Efficacy

| Drug | Cancer Indications | Milestones (Anticipated Timeline) |
|---|---|---|
| Next Generation Capecitabine (PCS6422) | Colorectal, Hepatocellular, Pancreatic, Breast, Gastric, & Other Solid Tumor Cancers | ☑ Colorectal and breast cancer Proof of Concept trials with lower dosing of PCS6422<br>☑ FDA discussion – Project Optimus & Phase 2 design<br>■ Complete Phase 1B trial (2H2023)<br>■ Initiate Phase 2 start-up tasks (2Q2023)<br>☐ Phase 2 interim analysis (2H2024)<br>☐ Complete enrollment (End of 2024) |
| Next Generation Gemcitabine (PCS3117) | Pancreatic, Gall Bladder, Non-Small Cell Lung, & Other Solid Tumor Cancers | ☑ Proof-of-concept trials treating naïve and refractory pancreatic cancer patients<br>■ Pancreatic cancer Proj. Opt. data re-analysis, evaluate assay procedures for biomarker eval. (Mid-2023)<br>☐ Initiate Phase 2 start-up tasks (2H2023)<br>☐ Phase 2 interim analysis (2H2024)<br>☐ Complete enrollment (End of 2024) |
| Next Generation Irinotecan (PCS11T) | Pancreatic, Ovarian, Lung, Colorectal, Gastric, Cervical & Other Cancers | ☑ Cancer animal study determining dose-response relationship<br>■ Re-analysis of animal dose-response results using Proj. Opt. (Mid 2023)<br>☐ Initiate CMC and toxicology IND enabling studies (2H2023)<br>☐ Complete IND enabling studies (End of 2024) |

## Candidates for Out-Licensing, Partnering, or Other Monetizing Event

| | | |
|---|---|---|
| PCS12852 | Moderate/Severe Gastroparesis & Other GI Motility Conditions | ☑ Complete Phase 2a proof-of-concept trial<br>■ Out-licensing, partnering, or other opportunities for further development |
| PCS499 | Ulcerative Necrobiosis Lipoidica (uNL), Side Effects Associated with Chemotherapy, Other | ☑ Complete open-label Proof of Concept Phase 2a trial<br>☑ Discontinue Phase 2B trial (1H2023)<br>■ Out-licensing, partnering, or other opportunities for further development |

**Key:** ☑ Milestone completed ■ Milestone in progress ☐ Anticipated milestones in 2023-2024

Processa Pharmaceuticals

# NEXT GENERATION CHEMOTHERAPY CAPECITABINE (NGC-CAP)

**(Combination Regimen of PCS6422 and Capecitabine)**

***Colorectal, Pancreatic, Hepatocellular, Gastric, Breast, and Other Cancers***



# Capecitabine (Oral Pro-Drug of 5-FU) and 5-FU Are Most Widely Used Cancer Chemotherapy Agents

Processa Pharmaceuticals

## Capecitabine (Xeloda®)


~ 10% - 20% of 5-FU Metabolizes (Anabolites)
5-FU
~ 75% - 85% of 5-FU Metabolizes (Catabolites)
Anti-Tumor Response
+
Side Effects
DPD
FBAL Side Effects (e.g, HFS)
~ 2% - 10% of 5-FU Renally Excreted
No Anti-Tumor Properties

- Therapeutic dose determined by side effects from Catabolites (non-cancer killing molecules) and Anabolites (cancer killing molecules)
- ***50% - 70% of patients have dose-limiting side effects from Catabolites*** (non-cancer killing molecules) requiring a change in therapy
- ***Only 20%-40% of patients respond to Cap***

## NGC-Cap


~ 80% - 90% of 5-FU Metabolizes (Anabolites)
5-FU
Anti-Tumor Response
+
Side Effects
~ 2% - 10% of 5-FU Renally Excreted
Formation of FBAL Related Metabolites Temporarily Stopped or Decreased to < 10% of 5-FU

- ***Metabolism of 5-FU to Catabolites no longer occurs, eliminating those side effects***
- Optimal Dosage Regimen to be determined by Project Optimus from only the side effects + anti-tumor response from Anabolites

# Highlights of NGC-Cap

Processa Pharmaceuticals

| | NGC-Cap |
|---|---|
| Development Commercial | • ***More likely to be FDA approved***<br>• ***More efficient development program than new type of oncology drugs***<br>• ***Develop using Project Optimus & Processa's Regulatory Science Approach***<br>• ***> 200,000 newly diagnosed patients per year in U.S. with cancers treated with Cap***<br>• ***U.S. market potential in Cap treated cancer > $1.0B*** |
| Efficacy | • ***Active molecule same as Cap*** but NGC-Cap may provide improved treatment over Cap<br>• ***Cancer cells exposed to more 5-FU & Anabolites*** after NGC-Cap even though dose approx. 5-10% of the typical Cap dose |
| Side Effects | • ***No side effects from Catabolites in existing Phase 1b trial***<br>• ***Side effects only related to Anabolites observed in Phase 1b trial*** even though dose is 5-10% of the typical Cap dose (cancer cells exposed to active molecules even with lower dose) |
| Safety-Efficacy Profile | • Based on communications with FDA, ***Processa has initiated pre-study start-up tasks*** for the Project Optimus Phase 2 safety-efficacy optimal dosage regimen trial |

# Next Milestones of NGC-Cap in 2023

Processa Pharmaceuticals

| Milestone | Approx. Date |
|---|---|
| Begin Phase 2 Trial Preparation (e.g., Writing Protocol, CRO Selection, Site Interviews, Drug Manufacturing) | 2Q2023 |
| Complete Enrollment of Phase 1b MTD Trial | 2H2023 |
| Submit Phase 2 Protocol to IND, Begin Initiating Sites | 4Q2023 |
| Evaluate Other Regulatory Paths to Approval (e.g., Fast Track) | 2023 |
| Prepare Additional Provisional Patent(s) | 2023 |



Processa Pharmaceuticals

# NEXT GENERATION CHEMOTHERAPY GEMCITABINE (NGC-GEM)

**(Chemical Modification of Gemcitabine)**

***Pancreatic, Biliary, Ovarian, Non-Small Cell Lung, and Other Cancers***



# Next Generation Chemotherapy Gemcitabine (NGC-Gem or PCS3117) and Gemcitabine

Processa Pharmaceuticals


NH2
N
O
N
F
HO
OH
OH

RX-3117
Oral
Administration

UCK2 → **Active Cancer Killing Molecules**

**Active Cancer Killing Molecules** ← dCK


NH2
N
O
N
HO
O
F
OH
F

Gemcitabine (dFdC)
IV Administration


log10(FPKM)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
Pa_P
Pa_R

***In Some Cancers***
***UCK2 Expression >> dCK Expression***


log10(FPKM)
1.0
0.5
0.0
-0.5
Pa_P
Pa_R

***55% - 85% of Patients Inherently Resistant to Gemcitabine or Acquire Resistance***

NASDAQ: PCSA

# Highlights of NGC-Gem

Processa Pharmaceuticals

| | NGC-Gem |
|---|---|
| Development<br>Commercial | • ***Oral administration rather the intravenous as with Gem***<br>• More likely to be FDA approved<br>• More efficient development program than new type of oncology drugs<br>• Developed using Project Optimus & Processa's Regulatory Science Approach<br>• > 200,000 newly diagnosed patients per year in U.S. with cancers treated with Cap<br>• U.S. market potential in Cap treated cancer > $1.0B |
| Efficacy | • ***Active molecule similar to Gem*** but there is usually more NGC-Gem activating enzymes (UCK2) than Gem activating enzymes (dCK) potentially resulting in NGC-Gem being more effective than Gem<br>• ***Cancer cells exposed to more NGC-Gem cancer-killing molecules*** given more activating enzyme<br>• Working on analytical development of a biomarker assay to identify patients who would respond more to NGC-Gem |
| Side Effects | • ***Side effect profile similar to Gem*** |
| Safety-Efficacy Profile | • ***Phase 2 completed trials resulted in safety-response profile similar to Gem*** in pancreatic cancer patients as well as patient response in Gem resistant patients<br>• Identify which cancer patients are resistant to Gem and most likely to respond to NGC-Gem to be differentiated from Gem |

# Next Milestones of NGC-Gem in 2023

Processa Pharmaceuticals

| Milestone | Approx. Date |
|---|---|
| Evaluate Assay Procedure to Measure Potential Biomarkers (Ongoing) | Mid-2023 |
| Re-analyze Clinical Cancer Data Using Project Optimus Approach (Ongoing) | Mid-2023 |
| Meet with FDA to Discuss Phase 2 Trial | 2H2023 |
| Submit Phase 2 Protocol to IND, Begin Initiating Sites | 2H2023 |



NASDAQ: PCSA

Processa Pharmaceuticals

# NEXT GENERATION CHEMOTHERAPY IRINOTECAN (NGC-IRIN)

**(Chemical Modification of Active Molecule in Irinotecan)**

***Lung, Pancreatic, Cervical and Other Cancers***


95-133/minute

# *Next Generation Chemotherapy-Irinotecan (NGC-Irin): Pro-Drug of SN-38 (Active Metabolite of Irinotecan)*

Processa Pharmaceuticals

- Cancer killing metabolite of Irinotecan is SN-38
- Irinotecan sales prior to generics > $1B
- In NGC-Irin, SN-38 linked to Nano-Motor Transporting molecule ***allowing for more SN-38 to accumulate in the membranes of cancer cells*** than in normal cells
- Extends half-life of SN-38

***Innovative Molecular Nano-Motor***


MNM Moiety
SN-38
Cleavable Site

## Irinotecan

| Tissue | Exposure | Tumor/ Organ ratio |
|---|---|---|
| **Tumor** | 1,153 | 1 |
| Plasma | 172 | 6.70 |
| **Muscle** | 78 | **15** |

## NGC-Irin

| Tissue | Exposure | Tumor/ organ ratio |
|---|---|---|
| **Tumor** | 3,855 | 1 |
| Plasma | 403 | 9.57 |
| **Muscle** | 19.2 | **200** |

# Case Study: NGC-Irin Dose-Response for Safety and Efficacy Differs from Irinotecan in Animal Cancer Models

Processa Pharmaceuticals

## Irinotecan


Lower Dose than MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure of Irinotecan

Decreasing the dose of Irinotecan below MTD decreases the severity and/or number of adverse events AND ALSO decreases Irinotecan's ability to inhibit cancer

## NGC-Irin


Lower Dose than MTD
MTD
Toxicity
Efficacy
Effect or Response
Dose or Drug Exposure NGC-Irin

Decreasing the dose of NGC-Irin below MTD decreases the severity and/or number of adverse events but does ***NOT significantly change NGC-Irin's ability to inhibit cancer***

| Dose | Tumor Growth Inhibition (Efficacy) | |
|---|---|---|
| | Irinotecan | *NGC-Irin* |
| MTD | 85% | 100% |
| ½ MTD | 64% | 100% |
| ¼ MTD | 53% | 100% |

# Highlights of NGC-Irin

Processa Pharmaceuticals

| | NGC-Irin |
|---|---|
| Development Commercial | • More likely to be FDA approved<br>• More efficient development program than new type of oncology drugs<br>• Developed using Project Optimus & Processa's Regulatory Science Approach<br>• > 200,000 newly diagnosed patients per year in U.S. with cancers treated with Cap<br>• U.S. market potential in Cap treated cancer > $1.0B |
| Efficacy | • ***Active molecule of NGC-Irin (i.e., SN-38) is same active molecule in Irinotecan***<br>• ***Cancer cells exposed to more SN-38 in NGC-Irin*** because of the MNM-SN38 membrane transporter in NGC-Irin |
| Side Effects | • Given MNM-SN38 specificity for cancer cells over normal cells, ***it is unlikely that NGC-Irin will have diarrhea and myelosuppression BlackBox*** |
| Safety-Efficacy Profile | • Pre-clinical animal model results suggest that ***the MTD approach to defining the Optimal Dosage Regimen probably is not the correct approach*** to defining the Optimal Dosage Regimen, further supporting the Project Optimus approach |

# Next Milestones of NGC-Irin in 2023

Processa Pharmaceuticals

| Milestone | Approx. Date |
|---|---|
| Select Drug Substance and Drug Product manufacturing site | Mid-2023 |
| Drug development “roadmaps” being developed for lung, pancreatic, colorectal, and other potential cancers | Mid-2023 |
| Complete manufacturing of Drug Substance and Drug Product for toxicology studies | 2H2023 |
| Initiate study start-up for IND enabling toxicology studies | 2H2023 |



# Summary of Potential Milestones in 2023

Processa Pharmaceuticals

| NGC-Cap Milestone | Approx. Date |
|---|---|
| Begin Phase 2 Trial Preparation (e.g., Writing Protocol, CRO Selection, Site Interviews, Drug Manufacturing) | 2Q2023 |
| Complete Enrollment of Phase 1b MTD Trial | 2H2023 |
| Submit Phase 2 Protocol to IND, Begin Initiating Sites, | 4Q2023 |
| Evaluate Other Regulatory Paths to Approval (e.g., Fast Track) | 2023 |
| Prepare Additional Provisional Patent(s) | 2023 |

| NGC-Gem Milestone | Approx. Date |
|---|---|
| Evaluate Assay Procedure to Measure Potential Biomarkers (Ongoing) | Mid-2023 |
| Re-analyze Clinical Cancer Data Using Project Optimus Approach (Ongoing) | Mid-2023 |
| Meet with FDA to Discuss Phase 2 Trial | 2H2023 |
| Submit Phase 2 Protocol to IND, Begin Initiating Sites | 2H2023 |

| NGC-Irin Milestone | Approx. Date |
|---|---|
| Select Drug Substance and Drug Product manufacturing site | Mid-2023 |
| Drug development "roadmaps" being developed for lung, pancreatic, colorectal, other potential cancers | Mid-2023 |
| Complete manufacturing of Drug Substance and Drug Product for toxicology studies | 2H2023 |
| Initiate study start-up for IND enabling toxicology studies | 2H2023 |

# Processa Senior Management

Processa Pharmaceuticals



**David Young, Pharm.D, Ph.D.**
*President & CEO*

**Joined Processa 2018**

***Former Roles:***

- CSO & Independent Director, Questcor
- U.S. President, AGI Therapeutics
- CEO, GloboMax
- Associate Professor, University of Maryland
- Pharm.D., PhD, University of S. California



**Sian Bigora, Pharm.D.**
*Chief Development Officer*

**Joined Processa 2018**

***Former Roles:***

- VP Regulatory, Questcor
- VP Clinical Research, AGI Therapeutics
- VP Regulatory, ICON Plc, GloboMax
- Clinical Research Assoc., Univ. of Maryland
- Pharm.D., University of Maryland



**Michael Floyd**
*Chief Operating Officer*

**Joined Processa 2020**

***Former Roles:***

- President & CEO, Elion Oncology
- U.S. Project Lead, Gentium
- President, Arpida
- BSBA, Georgetown University



**Patrick Lin**
*Chief Business & Strategy Officer*

**Joined Processa 2018**

***Former Roles:***

- Founder and Managing Partner, Primarius Capital
- Robertson Stephens & Co.
- Co-Founding Partner, E*Offering
- MBA, Kellogg Graduate School; BS, University of S. California



**James Stanker, CPA**
*Chief Financial Officer*

**Joined Processa 2019**

***Former Roles:***

- Audit Partner, Grant Thornton
- CFO, NASDAQ listed company and a privately-held life science company
- Director/Audit Committee Chairman, Hesperos
- MBA, California State University; BS, San Jose University



**Wendy Guy**
*Chief Administrative Officer*

**Joined Processa 2018**

***Former Roles:***

- Senior Manager, Business Operations, Questcor
- Senior Manager, AGI Therapeutics
- Senior Manager, Administration, ICON Plc, GloboMax
- AA, MWCC

# Investor Summary

Processa Pharmaceuticals

- Clinical stage drug development company with a robust pipeline of 3 ***Next Generation Chemotherapy (NGC) drug candidates with the potential to improve the treatment of patients with multiple types of cancers***
- Number of Key Milestones achievable over the ***next 12 months***
- Management with significant drug development experience that is aligned with FDA's Project Optimus Oncology Initiative to define the ***Optimal Dosage Regimens*** for each cancer drug
- Given an improved safety and efficacy profile, more patients should benefit from NGCs and more patients should be treated providing a ***U.S. market potential of >$1.0B for each NGC***
- Management Team Involved With ***Billion-Dollar Exits*** (Questcor - $5.7B & Gentium - $1.0B)
- Potential to out-license or partner non-NGC drug candidates PCS12852 and PCS499
- Pro-forma cash of $10.7M at 1Q23 provides an ***operating runway into 2H24***




Processa Pharmaceuticals
Investor & Media Relations:
CORE IR
IR@processapharma.com
NASDAQ: PCSA